UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                               October 8, 1997
                      ---------------------------------
                               Date of Report
                      (Date of earliest event reported)



                                E-Z-EM, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



              Delaware                 1-11479            11-1999504
    ----------------------------     ------------     -------------------
    (State or other jurisdiction     (Commission       (I.R.S. Employer
          of incorporation)          File Number)     Identification No.)



              717 Main Street, Westbury, New York          11590
           ----------------------------------------     ----------
           (Address of principal executive offices)     (Zip Code)



                                (516) 333-8230
                       -------------------------------
                       (Registrant's telephone number,
                            including area code)



                               Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)


                                Page 1 of 3
                           Exhibit Index on Page 2

Item 5.  Other Events
         ------------

     On October 8, 1997, E-Z-EM, Inc. (the "Company") issued a press release concerning the resignation of the Company's President, Chief Executive Officer and Director, Mr. Daniel R. Martin. A copy of the press release is attached hereto as exhibit 99.1.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (a)  Financial statements of businesses acquired

          Not applicable

     (b)  Pro forma financial information

          Not applicable

     (c)  Exhibits

           No.                      Description                        Page
           --                       -----------                        ----

          99.1          Press Release dated October 8, 1997              3
                        issued by the Company


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          E-Z-EM, Inc.
                                         -----------------------------------
                                          (Registrant)




Date   October 20, 1997                   /s/ Dennis J. Curtin
     --------------------                -----------------------------------
                                          Dennis J. Curtin, Vice President-
                                          Chief Financial Officer